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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 26, 2000


                                 EarthWeb Inc.

             -----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-25107                13-3899472
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)

      3 Park Avenue, New York, NY                                 10016
(Address of Principal Executive Offices)                        (Zip Code)

                                (212) 725-6550

             (Registrant's telephone number, including area code)


Item 9

On December 26, 2000, EarthWeb Inc. issued a news release with respect to developments in its Content and Career Solutions businesses. The news release is attached. The Unaudited Historical Condensed Carved-Out Results of Operations are also attached.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EARTHWEB INC.
                                      (Registrant)

                                      By: /s/ Michael P. Durney
                                      ------------------------------
                                      Senior Vice President and Chief Financial
                                      Officer

Exhibit Index
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Exhibit No.         Item

1                   News Release Issued by EarthWeb Inc. dated December 26, 2000

2                   EarthWeb Inc. Unaudited Historical Condensed Carved-Out
                    Results of Operations